UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

Global Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West West Palm Beach, Florida 33401
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 16, 2015, Global Digital Solutions, Inc. (the “Company”) closed a Securities Purchase Agreement (“SPA”) with LG Capital Funding, LLC (“LG Capital”) providing for the purchase of a Convertible Redeemable Note (“Note”) in the aggregate principal amount of $78,750. The Note was funded on January 20, 2015, with the Company receiving $67,500 of net proceeds (net of legal and finders fees). The Note bears interest at the rate of 8% per annum; is due and payable on January 16, 2016; and may be converted by LG Capital at any time after 180 days of the date of closing into shares of the Company’s common stock at a conversion price equal to a 40% discount of the lowest closing bid price (as set forth in the Note) calculated at the time of conversion. The Note also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rate under the Note in the event of such defaults.

The foregoing description of the SPA and the Note are not intended to be complete and is qualified in its entirety by the complete text of the documents attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein. The issuance of the note set forth herein was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated January 16, 2015, with LG Capital

10.2	8% Convertible Redeemable Note, dated January 16, 2015, with LG Capital

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Digital Solutions, Inc.

Date: January 20, 2015	By:	/s/ David A. Loppert
David A. Loppert
Chief Financial Officer

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